UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PLAINS GP HOLDINGS, L.P.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0 -11.

Your Vote Counts! PLAINS GP HOLDINGS, L.P. 2026 Annual Meeting Vote by May 1 9, 2026 11:59 PM ETYou invested in PLAINS GP HOLDINGS, L.P. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 20, 2026. Get informed before you vote View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 06, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.For complete information and to vote, visit www.ProxyVote.com Control #Smartphone users Point your camera here and vote without entering a control numberVote in Person at the Meeting* May 20, 2026 10:30 AM CDTPlains GP Holdings, L.P. 333 Clay Street, Suite 1600 Houston, Texas 77002*lf you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.comTHIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.PLAINS GP HOLDINGS, L.P. 2026 Annual Meeting Vote by May 1 9, 2026 1 1:59 PM ETVoting ItemsBoard Recommends1. Election of Directors Nominees: 01 Willie Chiang 02 Ellen DeSanctis03 Alexandra Pruner 04 Lawrence Ziemba©For2 Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2026.©For3 The approval, on a non-binding advisory basis, of our 2025 named executive officer compensation. ©For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.